UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

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Xenetic Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Speen Street, Suite 102
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

__________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The Nasdaq Stock Market LLC
Purchase Warrants	XBIOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement

Securities Purchase Agreement

On July 26, 2021, Xenetic Biosciences, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement in connection with a private placement (the “Purchase Agreement”) with the purchaser named on the signature page thereto (“Purchaser”), pursuant to which the Company agreed to issue and sell to Purchaser, in a private placement priced at-the-market under Nasdaq rules, (i) 950,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), (ii) warrants to purchase an aggregate of 4,629,630 shares of the Company’s common stock, with an exercise price of $3.30 per share (the “Series A Warrants”) which expire three and one half years from the earlier of (a) the six month anniversary of the initial exercise date and (b) the date that the registration statement registering all of the warrant shares underlying the Series A Warrants is declared effective, and (iii) pre-funded warrants to purchase up to 3,679,630 shares of the Company’s common stock, with an exercise price of $0.001 per share (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) with no expiration (the “Private Placement”), at a purchase price of $2.70 per one Share and one Series A Warrant and $2.699 per one Series B Warrant and one Series A Warrant. The Private Placement is expected to close on or about July 28, 2021, subject to the satisfaction of customary closing conditions.

The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $12.5 million, before deducting placement agent fees and offering expenses, and excluding the exercise of any Warrants. The potential gross proceeds from the exercise of the Warrants, if fully exercised on a cash basis, will be approximately $15.3 million.

Pursuant to an engagement agreement dated as of July 25, 2021, the Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the Private Placement. The Company will pay Wainwright placement agent fees equal to 7.0% of the aggregate gross proceeds raised in the Private Placement, as well as reimbursement of certain expenses.

The Warrants provide that the Company may not effect any exercise of any Warrants, and a holder will not have the right to exercise any portion of any Warrant, to the extent that after giving effect to such issuance after exercise, the holder (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates (such persons, “attribution parties”)), would beneficially own in excess of the beneficial ownership limitation. The number of shares of common stock beneficially owned by the holder and its affiliates and attribution parties includes the number of shares of common stock issuable upon exercise of the Warrant with respect to which such determination is being made, but excludes the number of shares of common stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of the Warrant beneficially owned by the holder or any of its affiliates or attribution parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other common stock equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder or any of its affiliates or attribution parties. Except as set forth in the preceding sentence, beneficial ownership will be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder. In addition, a determination as to any group status will be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The beneficial ownership limitation is 4.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of a Warrant. The holder, upon notice to the Company, may increase or decrease the beneficial ownership limitation provisions, provided that the beneficial ownership limitation in no event exceeds 9.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock upon exercise of a Warrant held by the holder. Any increase in the beneficial ownership limitation will not be effective until the 61st day after notice is delivered to the Company.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchaser, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.

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Registration Rights Agreement

On July 26, 2021 (the “Agreement Date”), in connection with the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Purchaser, pursuant to which the Company agreed to register for resale the Shares, as well as the shares of the Company’s common stock issuable upon exercise of the Series A Warrants and the Series B Warrants (the “Warrant Shares”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale by Purchaser of the Shares and Warrant Shares (together, the “Registrable Securities”) within 30 days of the Agreement Date. The Company has agreed to use commercially reasonable efforts to cause such registration statement to become effective and to keep such registration statement effective until the date the Registrable Securities covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event (i) the registration statement is not filed within the time period specified above, (ii) the Company fails to file with the SEC a request for acceleration of the registration statement in accordance with Rule 461 within five trading days of the date that the Company is notified by the SEC that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff, (iii) the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of the registration statement within 15 days after the receipt of comments by or notice from the SEC that such amendment is required in order for the registration statement to be declared effective, (iv) the registration statement has not been declared effective (A) by the 60th day after the Agreement Date (or, in the event of a “full review” by the SEC, the 90th day after the Agreement Date) or (B) within five trading days following the date the Company is notified by the SEC that the registration statement will not be reviewed or is no longer subject to further review and comments, or (v) after the registration statement is declared effective, the registration statement ceases for any reason to remain continuously effective as to all Registrable Securities, or the holders of Registrable Securities are otherwise not permitted to utilize the prospectus in the registration statement to resell such Registrable Securities, for more than 15 consecutive days or more than an aggregate of 20 days during any 12-month period, then the Company has agreed to make pro rata payments to each holder as liquidated damages in an amount equal to 1.5% of the aggregate amount invested by each such holder in the Registrable Securities then held by the holder per 30-day period or pro rata for any portion thereof for each such month during which such event continues, provided that the maximum aggregate amounts payable as liquidated damages shall not exceed 6.0% of the aggregate amount invested by each such holder in the Registrable Securities then held by the holder.

The Company has granted Purchaser customary indemnification rights in connection with the registration statement. Purchaser has also granted the Company customary indemnification rights in connection with the registration statement.

The representations, warranties and covenants contained in the Purchase Agreement, the Warrants and the Registration Rights Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. The foregoing descriptions of the Warrants, the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Series A Warrant, the Series B Warrant, the Purchase Agreement, the Registration Rights Agreement and the Engagement Letter, copies of which are filed as Exhibits 4.1, 4.2, 10.1, 10.2 and 10.3 hereto, respectively, and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of Purchaser in the Purchase Agreement, the offering and sale of the Shares, Series A Warrants and Series B Warrants will be exempt from registration under Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The sale of such securities will not involve a public offering and will be made without general solicitation or general advertising. In the Purchase Agreement, Purchaser represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and it is acquiring the Shares, Series A Warrants and Series B Warrants for investment purposes only and not with a view to any resale, distribution or other disposition in violation of the United States federal securities laws. The sales of the Shares, Series A Warrants and Series B Warrants by the Company in the Private Placement has not been registered under the Securities Act or applicable state securities laws and the Shares, Series A Warrants and Series B Warrants may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. Pursuant to the Registration Rights Agreement with the Purchaser, the Company has agreed to file a resale registration statement covering the Shares and Warrant Shares described above.

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Item 7.01	Regulation FD Disclosure.

Press Release

On July 28, 2021, the Company issued a press release announcing the Private Placement. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Series A Warrant

4.2	Form of Series B Warrant

10.1	Form of Securities Purchase Agreement, dated July 26, 2021, by and among the Company and the other parties thereto

10.2	Form of Registration Rights Agreement, dated July 26, 2021, by and among the Company and the other parties thereto

10.3	Engagement Letter between Xenetic Biosciences, Inc. and H.C. Wainwright & Co., LLC, dated as of July 25, 2021

99.1	Press Release, dated July 28, 2021

Forward-Looking Statements

This Form 8-K contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K other than statements of historical facts may constitute forward-looking statements within the meaning of the federal securities laws. These statements can be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning, including, but not limited to, statements regarding: expectations that the Company receives the stated gross proceeds after the exercise of warrants, and our anticipated uses for the net proceeds of the private placement and warrant exercise. Any forward-looking statements contained herein are based on current expectations, and are subject to a number of risks and uncertainties. Many factors could cause our actual activities, performance, achievements, or results to differ materially from the activities and results anticipated in forward-looking statements. Important factors that could cause actual activities, performance, achievements, or results to differ materially from such plans, estimates or expectations include, among others, (1) failure to realize the anticipated potential of the XCART or PolyXen technology; (2) the ability of the Company to implement its business strategy; (3) the failure of the holder to exercise the warrants; (4) the Company’s use of proceeds from the private placement and warrant exercise; and (5) other risk factors as detailed from time to time in the Company’s reports filed with the SEC, including its annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. In addition, forward-looking statements may also be adversely affected by general market factors, general economic and business conditions, including potential adverse effects of public health issues, such as the COVID-19 outbreak on economic activity, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new product candidates and indications, manufacturing issues that may arise, patent positions and litigation, among other factors. The forward-looking statements contained in this Form 8-K speak only as of the date the statements were made, and the Company does not undertake any obligation to update forward-looking statements, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

By: /s/ James Parslow
Date: July 28, 2021	Name: James Parslow
Title: Chief Financial Officer

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